Exhibit 77o
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               Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                  Scudder Multi-Market Trust
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                                      Security Purchased             Comparison Security            Comparison Security
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Issuer                              JEFFERSON SMURFIT CORP           SILGAN HOLDINGS INC            KANSAS CITY SOUTHERN
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Underwriters                   Morgan Stanley, Bank of America, DBAB, Morgan Stanley,        Morgan Stanley, Banc One, DBSI,
                               DBSI, JP Morgan, Salomon, Bank   Salomon, Fleet Bank          JP Morgan, Scotia Capital
                               of New York, Scotia Capital, SG
                               Cowen
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
Years of continuous operation,                         > 3 years                    > 3 years                         > 3 years
including predecessors
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Security                                   SSCC 8.25%, 10/1/2012            SLGN 9%, 6/1/2009               KSU 7.5%, 6/15/2009
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Is the affiliate a manager or                         Co-Manager                   Co-Manager                        Co-Manager
co-manager of offering?
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Name of underwriter or dealer                     Morgan Stanley                          N/A                               N/A
from which purchased
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Firm commitment underwriting?                                Yes                          Yes                               Yes
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Trade date/Date of Offering                            9/10/2002                    4/23/2002                          6/5/2002
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Total dollar amount of                              $700,000,000                 $200,000,000                      $200,000,000
offering sold to QIBs
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Total dollar amount of any                                    $0                           $0                                $0
concurrent public offering
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Total                                                       $100                         $103                              $100
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Public offering price                               $700,000,000                 $200,000,000                      $200,000,000
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Price paid if other than                                     N/A                          N/A                               N/A
public offering price
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Underwriting spread or                                     1.50%                        1.75%                             1.75%
commission
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Rating                                                      B2/B                         B1/B                           Ba2/BB-
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Current yield                                              8.25%                        8.74%                             7.50%
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Total par value purchased                               $340,000                          N/A                               N/A
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$ amount of purchase                                    $340,000                          N/A                               N/A
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% of offering purchased by fund                            0.05%                          N/A                               N/A
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% of offering purchased by                                 0.43%                          N/A                               N/A
associated funds
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Total                                                      0.48%                          N/A                               N/A
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               Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                  Scudder Multi-Market Trust
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                                      Security Purchased             Comparison Security            Comparison Security
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Issuer                                GRAY TELEVISION INC          COMPASS MINERALS GROUP         D&B ACQUISITION SUB INC
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Underwriters                   Bank of America, Wachovia,       CSFB, JP Morgan, Credit      DBSI, UBS
                               Allen&Co, DBSI                   Lyonnais, DBSI
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Years of continuous operation,                         > 3 years                    > 3 years                         > 3 years
including predecessors
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Security                                  GTNA 9.25%, 12/15/2011         COMPAS 10%,8/15/2011              DAB 12.25%,7/15/2009
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Is the affiliate a manager or                         Co-Manager                   Co-Manager                        Joint Lead
co-manager of offering?
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Name of underwriter or dealer                           Wachovia                          N/A                               N/A
from which purchased
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Firm commitment underwriting?                                Yes                          Yes                               Yes
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Trade date/Date of Offering                             9/5/2002                   11/15/2001                         6/28/2002
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Total dollar amount of                                        $0                 $250,000,000                      $155,000,000
offering sold to QIBs
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Total dollar amount of any                          $100,000,000                           $0                                $0
concurrent public offering
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Total                                               $100,000,000                 $250,000,000                      $155,000,000
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Public offering price                                       $100                       100.00                             96.62
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Price paid if other than                                     N/A                          N/A                               N/A
public offering price
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Underwriting spread or                                     2.25%                        2.60%                             3.00%
commission
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Rating                                                     B3/B-                         B3/B                              B2/B
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Current yield                                              9.25%                       10.00%                            12.68%
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Total par value purchased                                $50,000                          N/A                               N/A
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$ amount of purchase                                     $50,000                          N/A                               N/A
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% of offering purchased by fund                            0.05%                          N/A                               N/A
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% of offering purchased by                                 1.46%                          N/A                               N/A
associated funds
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Total                                                      1.51%                          N/A                               N/A
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               Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                  Scudder Multi-Market Trust
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                                      Security Purchased             Comparison Security            Comparison Security
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Issuer                                  INTRAWEST CORP              ENCORE ACQUISITION CO           SILGAN HOLDINGS INC
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Underwriters                   DBSI, CIBC, Credit Lyonais,      DBSI, CSFB, BNP, Comercia    DBAB, Morgan Stanley, Salomon,
                               CSFB, Scotia Capital & TD        Bank, Fleet, Fortis, Frost   Fleet
                               Securities                       Securities, Goldman, Wachovia
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Years of continuous operation,                         > 3 years                    > 3 years                         > 3 years
including predecessors
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Security                                  INTRAW 10.5%, 2/1/2010        EAC 8.375%, 6/15/2012                 SLGN 9%, 6/1/2009
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Is the affiliate a manager or                       Lead Manager                   Co-Manager                        Joint Lead
co-manager of offering?
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Name of underwriter or dealer                     Scotia Capital                          N/A                               N/A
from which purchased
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Firm commitment underwriting?                                Yes                          Yes                               Yes
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Trade date/Date of Offering                            9/13/2002                    6/19/2002                         4/23/2002
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Total dollar amount of                              $137,000,000                 $150,000,000                      $200,000,000
offering sold to QIBs
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Total dollar amount of any                                    $0                           $0                                $0
concurrent public offering
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Total                                               $137,000,000                 $150,000,000                      $200,000,000
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Public offering price                                    $102.01                      $100.00                           $103.00
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Price paid if other than                                     N/A                          N/A                               N/A
public offering price
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Underwriting spread or                                     1.75%                        2.50%                             1.75%
commission
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Rating                                                     B1/B+                         B2/B                              B1/B
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Current yield                                             10.29%                        8.38%                             8.74%
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Total par value purchased                                $50,000                          N/A                               N/A
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$ amount of purchase                                     $51,007                          N/A                               N/A
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% of offering purchased by fund                            0.04%                          N/A                               N/A
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% of offering purchased by                                 0.70%                          N/A                               N/A
associated funds
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Total                                                      0.74%                          N/A                               N/A
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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                  Scudder Multi-Market Trust
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                                      Security Purchased             Comparison Security            Comparison Security
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Issuer                               ENCORE ACQUISITION CO         COMPASS MINERALS GROUP           STEWART ENTERPRISES
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Underwriters                    DBSI, CSFB, BNP, Comercia Bank,   Credit Suisse, JP Morgan,    Bank of America, DBAB, Credit
                                   Fleet Bank, Fortis, Frost        Credit Lyonnais, DBAB         Lyonnais, Suntrust Bank
                                  Securities, Goldman Sachs,
                                         Wachovia Bank
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Years of continuous operation,                         > 3 years                    > 3 years                         > 3 years
including predecessors
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Security                                    EAC 8.375%,6/15/2012         COMPAS 10%,8/15/2011              STEI 10.75%,7/1/2008
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Is the affiliate a manager or                         Co-Manager                   Co-Manager                        Co-Manager
co-manager of offering?
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Name of underwriter or dealer                               CSFB                          N/A                               N/A
from which purchased
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Firm commitment underwriting?                                Yes                          Yes                               Yes
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Trade date/Date of Offering                            6/19/2002                   11/15/2001                         6/19/2001
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Total dollar amount of
offering sold to QIBs                            $150,000,000.00              $250,000,000.00                   $300,000,000.00
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Total dollar amount of any                                 $0.00                        $0.00                             $0.00
concurrent public offering
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Total                                            $150,000,000.00              $250,000,000.00                   $300,000,000.00
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Public offering price                                    $100.00                      $100.00                           $100.00
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Price paid if other than                                     N/A                          N/A                               N/A
public offering price
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Underwriting spread or                                     2.50%                        2.60%                             2.75%
commission
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Rating                                                      B2/B                         B3/B                              B2/B
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Current yield                                              8.38%                       10.00%                            10.75%
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Total par value purchased
                               60,000                                                     N/A                               N/A
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$ amount of purchase                                  $60,000.00                          N/A                               N/A
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% of offering purchased by fund                            0.04%                          N/A                               N/A
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% of offering purchased by                                 0.66%                          N/A                               N/A
associated funds
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Total                                                      0.70%                          N/A                               N/A
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